UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2009

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Protective Products of America, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-53580	6-3479709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 Northwest 136th Avenue
Sunrise, Florida  33323
(Address of Principal executive offices, including Zip Code)

(954) 846-8222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2009, Brian L. Stafford was appointed Chairman of the Board of Directors (the “Board”) of Protective Products of America, Inc. (the “Company”) and General Henry H. Shelton, U.S. Army (ret.), who had been Chairman of the Board, was appointed Vice Chairman of the Board and Lead Director.  These changes, which were made following completion of the Company’s changes in its senior executive team, restored Mr. Stafford and General Shelton to the positions they each held prior to March 2009, when Mr. Stafford was appointed Acting Chief Executive Officer.  At that time, General Shelton was appointed Chairman of the Board.  With the establishment of the Company’s new senior executive team, Mr. Stafford and General Shelton were able to return to their original Board positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE PRODUCTS OF AMERICA, INC.

Date:	September 15, 2009	/s/ JASON A. WILLIAMS
		Name:	Jason A. Williams
		Title:	Chief Financial Officer

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